Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

15. COMMITMENTS AND CONTINGENCIES

a)   Operating Leases

The Company has lease agreements for office space and equipment with terms extending to 2023. The aggregate minimum annual lease payments under these agreements are as follows:

Amount
2019	$1,260
2020	1,131
2021	1,089
2022	974
2023	606
2024 and thereafter	-
$5,059

b)   Contingent Consideration Obligation

In connection with the acquisition of VIZIYA on May 4, 2017, the Company agreed to future additional payments to the former owners of VIZIYA, based on achieving future earnings targets (as defined in the purchase agreements) generated as a result of operations of VIZIYA. An estimated fair value measurement of the contingent consideration obligation was determined at the date of acquisition of $6,450 using the most current information available as at May 4, 2017. The estimate was calculated using the Monte Carlo simulations model. On December 31, 2017, the Company updated its fair value measurement estimate using the same model with the most current information available. As a result, the contingent consideration obligation decreased by $1,976 to a revised estimate of $4,474.

On December 31, 2018, the Company further updated its fair value measurement estimate based on management’s forecast of operations through to July 31, 2019 and determined the fair value of the contingent consideration obligation decreased by $3,545 to $929 as at December 31, 2018. The Company will continue to estimate the fair value measurement of the contingent consideration until July 31, 2019 with any changes in that fair value included in Special charges in the consolidated statements of operations.